UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2013

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51329	94-3330837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 6, 2013, XenoPort, Inc. (the “Company” or “XenoPort”) filed a Current Report on Form 8-K (the “Original Report”) reporting that on May 1, 2013, pursuant to a Termination and Transition Agreement entered into between the Company and Glaxo Group Limited (“GSK”) on November 8, 2012 (the “Termination Agreement”), XenoPort completed the reacquisition of the exclusive rights to commercialize, promote, manufacture and distribute Horizant® (gabapentin enacarbil) Extended-Release Tablets in the United States from GSK and assumed all responsibilities for any further development, manufacturing and commercialization of Horizant in the United States beginning on that date.

This Current Report on Form 8-K/A amends the above-referenced Original Report. In the Original Report, XenoPort indicated that it would file any financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K not later than 71 days after the date on which the Original Report was required to be filed. By filing this Current Report on Form 8-K/A, XenoPort is amending and restating Item 9.01 of the Original Report and amending the Original Report to provide the below-identified financial statements, pro forma financial information and consents.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

XenoPort has been advised by GSK that it is impracticable to prepare complete financial statements related to the Horizant business in order to enable the filing of such financial statements as required by Rule 3-05 of Regulation S-X in connection with XenoPort’s reacquisition of the rights to Horizant. In this regard, XenoPort has been advised by GSK that the Horizant product line was not a separate legal entity of GSK and was never operated as a stand-alone business, division or subsidiary. GSK has also advised the Company that it has never prepared full stand-alone or full carve-out financial statements for the Horizant business, and that GSK has never maintained the distinct and separate accounts necessary to prepare such financial statements. As a result, XenoPort is filing the following financial statements related to the Horizant business for the purpose of complying with the requirements of Rule 3-05 of Regulation S-X:

•

The audited statement of assets acquired of the Horizant product line as of May 1, 2013 and the notes related thereto, which is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

•

The audited statements of revenues and certain direct expenses of the Horizant product line for each of the years in the two-year period ended December 31, 2012 and the unaudited statements of revenues and certain direct expenses of the Horizant product line for the three months ended March 31, 2013 and 2012, and the notes related thereto, which are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference

Pursuant to a letter dated June 4, 2013 from the staff of the Division of Corporation Finance (the “Division”) of the Securities and Exchange Commission (the “Commission”), the Division stated that it will not object to the Company’s conclusion that the filing of the above-identified financial statements represents substantial compliance with the requirements of Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2013 and the unaudited pro forma condensed combined statements of comprehensive loss for the year ended December 31, 2012 and for the three months ended March 31, 2013, and the notes related thereto, in each case reflecting XenoPort’s reacquisition of the Horizant business, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Termination and Transition Agreement dated November 8, 2012, by and between the Company and Glaxo Group Limited (incorporated herein by reference to Exhibit 10.31 in the Annual Report on Form 10-K (File No. 001-51329) of XenoPort, Inc. filed with the Commission on March 14, 2013).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Statement of Assets Acquired (audited) as of May 1, 2013 and the notes related thereto.

99.2	Statements of Revenues and Certain Direct Expenses, including the notes related thereto, for each of the years in the two-year period ended December 31, 2012 (audited) and for the three months ended March 31, 2013 and 2012 (unaudited).

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2013 and unaudited pro forma condensed combined statements of comprehensive loss for the year ended December 31, 2012 and for the three months ended March 31, 2013, and the notes related thereto.

*	Confidential treatment has been granted as to certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: July 17, 2013	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Termination and Transition Agreement dated November 8, 2012, by and between the Company and Glaxo Group Limited (incorporated herein by reference to Exhibit 10.31 in the Annual Report on Form 10-K (File No. 001-51329) of XenoPort, Inc. filed with the Commission on March 14, 2013).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Statement of Assets Acquired (audited) as of May 1, 2013 and the notes related thereto.

99.2	Statements of Revenues and Certain Direct Expenses, including the notes related thereto, for each of the years in the two-year period ended December 31, 2012 (audited) and for the three months ended March 31, 2013 and 2012 (unaudited).

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2013 and unaudited pro forma condensed combined statements of comprehensive loss for the year ended December 31, 2012 and for the three months ended March 31, 2013, and the notes related thereto.

*	Confidential treatment has been granted as to certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.